                           REGISTRATION STATEMENT
                                ON FORM S-1
                                   Under
                         THE SECURITIES ACT OF 1933

                               EXHIBIT INDEX
  Exhibit
   Number                        Description of Exhibit
  -------                        ----------------------

  EX-1.1     Form of Underwriting Agreement.
  EX-3.1     Certificate of Incorporation of the Company, as amended.(1)
  EX-3.2     Bylaws of the Company, as amended.(2)
  EX-3.3     Certificate of Amendment to the Certificate of Incorporation of
             the Company dated June 15, 1989.(3)
  EX-3.4     Certificate of Amendment of the Certificate of Incorporation of
             the Company dated June 26, 1991.(4)
 *EX-3.5     Certificate of Incorporation of CPPI, dated August 29, 1983.
 *EX-3.6     Bylaws of CPPI, as amended.
  EX-4.1     Form of Indenture (including the Guarantee of The Claridge at
             Park Place, Incorporated).
  EX-4.2     Form of   % First Mortgage Note due 2002 certificate (included
             in Exhibit 4.1).
  EX-4.3     Form of Mortgage, Assignment of Leases and Rents, Security
             Agreement and Financing Statement.
  EX-4.4     Form of Collateral Trust Agreement among the Company, CPPI, the
             Partnership and the Collateral Trustee.
  EX-4.5     Form of Company Pledge Agreement between the Company and the
             Collateral Trustee.
  EX-4.6     Form of CPPI Pledge Agreement between CPPI and the Collateral
             Trustee.
  EX-4.7     Form of CPPI Cash Collateral Pledge Agreement between CPPI and the Collateral Trustee.
  EX-4.8     Form of CPPI Security Agreement between CPPI and the Collateral
             Trustee.
  EX-4.9     Form of CPPI Trademark Security Agreement between CPPI and the
             Collateral Trustee.
  EX-4.10    Form of Collateral Assignment of Expandable Wraparound Mortgage
             and Security Agreement.
  EX-4.11    Form of Partnership Security Agreement between the Partnership and the Collateral Trustee.
  EX-4.12    Form of Partnership Cash Collateral Pledge Agreement between the
             Partnership and the Collateral Trustee.
  EX-4.13    Form of Collateral Assignment of Lessor's Interest in Operating
             Leases.
  EX-4.14    Form of Subordination Agreement among the Partnership, CPPI and the Collateral Trustee.
  EX-4.15    Form of Assignment of Leases and Rents and Other Contract
             Rights.
  EX-4.16    Form of Intercreditor Agreement for Working Capital Facility.
  EX-4.17    Form of Intercreditor Agreement for Pari Passu Indebtedness of
             The Claridge Hotel and Casino Corporation.
  EX-5.1     Opinion of Rogers & Wells.
  EX-5.2     Opinion of Frank A. Bellis, Jr., Esq. (contained in Exhibit
             5.1).
  EX-10.1    Operating Lease Agreement between CPPI and Atlantic City Board-
             walk Associates, L.P.(5)

  Exhibit
   Number                        Description of Exhibit
  -------                        ----------------------
  EX-10.2    Expandable Wraparound Mortgage and Security Agreement between
             CPPI and Atlantic City Boardwalk Associates, L.P.(6)
  EX-10.3    Expandable Wraparound Mortgage Loan Agreement between CPPI and
             Atlantic City Boardwalk Associates, L.P.(7)
  EX-10.4    Expansion Operating Lease Agreement between CPPI and Atlantic
             City Boardwalk Associates, L.P.(8)
 *EX-10.5    Amendment to Operating Lease Agreement and Expansion Operating
             Lease Agreement between CPPI and Atlantic City Boardwalk Associ-
             ates, L.P., dated June 15, 1989.
 *EX-10.6    Second Amendment to Operating Lease Agreement and Expansion Op-
             erating Lease Agreement between CPPI and Atlantic City Boardwalk
             Associates, L.P., dated March 27, 1990.
 *EX-10.7    Third Amendment to Operating Lease Agreement and Expansion Oper-
             ating Lease Agreement between CPPI and Atlantic City Boardwalk
             Associates, L.P., dated August 1, 1991.
 *EX-10.8    First Amendment to Expandable Wraparound Mortgage Loan Agreement
             between CPPI and Atlantic City Boardwalk Associates, L.P., dated
             March 17, 1986.
 *EX-10.9    Second Amendment to Expandable Wraparound Mortgage Loan Agree-
             ment between CPPI and Atlantic City Boardwalk Associates, L.P., dated June 15, 1989.
  EX-10.10   First Supplemental Amendment to Expandable Wraparound Mortgage
             and Security Agreement between CPPI and Atlantic City Boardwalk
             Associates, L.P.(9)
 *EX-10.11   Second Amendment to Expandable Wraparound Mortgage and Security
             Agreement between CPPI and Atlantic City Boardwalk Associates,
             L.P., dated June 15, 1989.
  EX-10.12   Restructuring Agreement among the Company, CPPI, Del Webb Corpo-
             ration, Del E. Webb New Jersey, Inc., Atlantic City Boardwalk
             Associates, L.P. and First Fidelity Bank, National Association,
             New Jersey, dated October 27, 1988.(10)
  EX-10.13   Employment Agreement between Shannon L. Bybee and the Company dated July 1, 1990.(11)
  EX-10.14   Employment Agreement between Robert M. Renneisen and CPPI dated
             June 26, 1991.(12)
 *EX-10.15   Employment Agreement between Albert T. Britton and CPPI dated
             November 1, 1992.
 *EX-10.16   Employment Agreement between Raymond A. Spera and CPPI dated No-
             vember 1, 1992.
 *EX-10.17   Employment Agreement between Peter F. Tiano and CPPI dated No-
             vember 1, 1992.
 *EX-10.18   The 1992 Claridge Management Incentive Plan.
 *EX-10.19   The 1993 Claridge Management Incentive Plan.
  EX-10.20   Long-Term Management Incentive Plan of the Company effective
             January 1, 1992.(13)
 *EX-12.1    Statement of Computation of Ratio of Earnings to Fixed Charges.
  EX-21.1    Subsidiaries of the Registrants.(14)
 *EX-23.1    Consent of KPMG Peat Marwick.
  EX-23.2    Consent of Rogers & Wells (contained in Exhibit 5.1).
 *EX-23.3    Consent of Landauer Associates, Inc.
 *EX-23.4    Consent of Frank A. Bellis, Jr.
 *EX-24.1    Powers of Attorney (contained on Signature Pages to Registration
             Statement).

  Exhibit
   Number                        Description of Exhibit
  -------                        ----------------------
  EX-25.1    Statement of Eligibility and Qualification of Trustee on Form T-1
 *EX-99.1    Appraisal of The Claridge by Landauer Associates, Inc. dated as of March 31, 1993.
- ------------
 *Previously filed as an exhibit to this Registration Statement on Form S-1.

 (1) Incorporated by reference to Exhibit 3.1 to Form 8 Amendment No. 1 to Form 10 dated February 21, 1984.
 (2) Incorporated by reference to Exhibit 3(b) to Form 10-K for the period August 26, 1983 to December 31, 1983.
 (3) Incorporated by reference to Exhibit 3(c) to Form 10-K for the year ended December 31, 1991.
 (4) Incorporated by reference to Exhibit 3(d) to Form 10-K for the year ended December 31, 1991.
 (5) Incorporated by reference to Exhibit 2.2 to Form 8 Amendment No. 1 to Form 10 dated February 23, 1984.
 (6) Incorporated by reference to Exhibit 10(b) to Form 10-K for the period August 26, 1983 to December 31, 1983.
 (7) Incorporated by reference to Exhibit 10(c) for Form 10-K for the period August 26, 1983 to December 31, 1983.
 (8) Incorporated by reference to Exhibit 10(h) to Form 10-K for the year ended December 31, 1985.
 (9) Incorporated by reference to Exhibit 10(i) to Form 10-K for the year ended December 31, 1985.
(10) Incorporated by reference to Exhibit 10(n) to Form 10-Q for the quarter ended September 30, 1988.
(11) Incorporated by reference to Exhibit 10(v) to Form 10-Q for the quarter ended June 30, 1991.
(12) Incorporated by reference to Exhibit 10(w) to Form 10-Q for the quarter ended June 30, 1991.
(13) Incorporated by reference to Exhibit 10(x) to Form 10-Q for the year ended December 31, 1991.
(14) Incorporated by reference to Exhibit 22.1 Form 8 Amendment No. 1 to Form 10 dated February 21, 1984.